Accounts Receivable, Net - Schedule of accounts receivable (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2023 USD ($)
Accounts receivable, net:
Accounts receivable	¥ 375,651	¥ 419,779
Allowance for expected credit losses:
Balance at the beginning of the year	(14,640)	(9,817)
Additional provision charged to expenses	(7,103)	(6,675)
Write-off	98	1,852
Balance at the end of the year	(21,645)	(14,640)
Total	¥ 354,006	¥ 405,139	$ 49,861